UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

BALTIC TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2010, in connection with the closing of the initial public offering of Baltic Trading Limited (the “Company”), the following actions took place as contemplated under Amendment No. 8 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 9, 2010 (the “Registration Statement”):

•                  John C. Wobensmith, as the original sole director of the Company, appointed the following individuals as directors:  Peter C. Georgiopoulos (Chairman of the Board of Directors), Basil G. Mavroleon, Harry A. Perrin, Edward Terino, and George Wood.  Immediately following such appointment, Mr. Wobensmith resigned as a director but remained as the Company’s elected President, Chief Financial Officer, Principal Accounting Officer, Secretary, and Treasurer.

•                  Messrs. Georgipoulos and Wobensmith entered into restricted stock grant agreements with the Company under which they received grants of 358,000 and 108,000 shares of our Common Stock, par value $0.01 per share (“Common Stock”), which generally vest ratably in annual installments over a four-year period commencing on the first anniversary of the closing of the Company’s initial public offering.

•                  The Company’s Board of Directors authorized a grant of 2,500 restricted shares of Common Stock to each of Messrs. Georgiopoulos, Mavroleon, Perrin, Terino, and Wood which will generally vest over a one-year period.

Further details concerning the Company’s directors and officers as of the closing of its initial public offering and their compensation arrangements are hereby incorporated by reference from the section entitled “Management” of the Registration Statement.  Copies of the restricted stock grant agreements of Messrs. Georgiopoulos and Wobensmith and of the form of restricted stock grant agreement for the grant of 2,500 restricted shares to each director are attached to this Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 9.01               Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

10.1	Restricted Stock Grant Agreement dated March 15, 2010 by and between Peter C. Georgiopoulos and the Company.

10.2	Restricted Stock Grant Agreement dated March 15, 2010 by and between John C. Wobensmith and the Company.

10.3	Form of Restricted Stock Grant Agreement dated March 15, 2010 by and between each Director and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: March 15, 2010

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Grant Agreement dated March 15, 2010 by and between Peter C. Georgiopoulos and the Company.

10.2	Restricted Stock Grant Agreement dated March 15, 2010 by and between John C. Wobensmith and the Company.

10.3	Form of Restricted Stock Grant Agreement dated March 15, 2010 by and between each Director and the Company.